Income Taxes	12 Months Ended
Sep. 25, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Significant components of the income tax provision for fiscal 2015, 2014 and 2013 are as follows ($ in millions):

	For the Years Ended
	September 25, 2015	September 26, 2014	September 27, 2013
Current:
United States:
Federal	$(6)	$10	$14
State	6	18	8
Non U.S.	80	95	81
Current income tax provision	$80	$123	$103
Deferred:
United States:
Federal	$58	$(79)	$(12)
State	(4)	(24)	5
Non U.S.	(34)	4	12
Deferred income tax provision	$20	$(99)	$5
	$100	$24	$108

Non-U.S. income from continuing operations before income taxes was $866 million, $1.1 billion and $844 million for fiscal 2015, 2014 and 2013, respectively.
The reconciliation between U.S. federal income taxes at the statutory rate and the Company's provision for income taxes on continuing operations for the years ended September 25, 2015, September 26, 2014 and September 27, 2013 is as follows ($ in millions):

	For the Years Ended
	September 25, 2015	September 26, 2014	September 27, 2013
Notional U.S. federal income tax expense at the statutory rate	$250	$215	$209
Adjustments to reconcile to the income tax provision:
U.S. state income tax provision, net	(11)	(12)	(3)
Non U.S. net earnings(1)	(199)	(232)	(175)
Nondeductible charges	58	47	78
Valuation allowance	3	4	4
Other	(1)	2	(5)
Provision for income taxes	$100	$24	$108
_______________________________________________________________________________

(1)	Excludes nondeductible charges and other items which are broken out separately in the table.
Nondeductible charges during fiscal 2013 primarily related to separation costs incurred.
Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred income tax asset as of September 25, 2015 and September 26, 2014 are as follows ($ in millions):

	As of
	September 25, 2015	September 26, 2014
Deferred tax assets:
Accrued liabilities and reserves	$329	$483
Tax loss and carryforwards	2,473	2,265
Postretirement benefits	141	106
Deferred revenue	138	120
Other	91	73
	3,172	3,047
Deferred tax liabilities:
Prepaid insurance	(109)	—
Property, plant and equipment	(78)	(92)
Intangible assets	(622)	(532)
Other	(36)	(20)
	(845)	(644)
Net deferred tax asset before valuation allowance	2,327	2,403
Valuation allowance	(2,016)	(1,990)
Net deferred tax asset	$311	$413

The valuation allowance for deferred tax assets of $2.0 billion as of both September 25, 2015 and September 26, 2014, relates principally to the uncertainty of the utilization of certain deferred tax assets, primarily tax loss and credit carryforwards in various jurisdictions. The valuation allowance as of September 25, 2015 and September 26, 2014 includes separation related charges associated with the early extinguishment of debt which further increased a net operating loss carryforward which the Company does not expect to realize in future periods. The valuation allowance was calculated and recorded when the Company determined that it was more-likely-than-not that all or a portion of our deferred tax assets would not be realized. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets within the Company's Consolidated Balance Sheets.
As of September 25, 2015, the Company had $8,167 million of net operating loss carryforwards in certain non-U.S. jurisdictions. Of these, $7,381 million have no expiration, and the remaining $786 million will expire in future years through 2035. In the U.S., there were approximately $342 million of federal and $563 million of state net operating loss carryforwards as of September 25, 2015, which will expire in future years through 2035. As of September 25, 2015, the Company’s deferred tax asset related to excess interest deductions, which do not have an expiration, of $213 million has been presented within the tax loss and carryforwards line in the table above. Accordingly, the Company reclassified a deferred tax asset of $99 million as of September 26, 2014 for comparative purposes, which was presented within other deferred tax assets in fiscal 2014.
As of September 25, 2015, deferred tax assets of approximately $162 million relate to certain operating loss carryforwards resulting from the exercise of employee stock options and restricted stock vestings, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax provision. Such amount has been presented within the tax loss and carryforwards line in the table above.  As of September 26, 2014, the Company presented this item within other deferred tax liabilities in the table above.  Accordingly, the Company reclassified $140 million of deferred tax liabilities as of September 26, 2014 to the tax loss and carryforwards line in the table above for comparative purposes.
As of September 25, 2015 and September 26, 2014, the Company had unrecognized tax benefits of $302 million and $267 million, respectively, of which $284 million and $247 million, if recognized, would affect the effective tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. The Company accrued interest and penalties related to unrecognized tax benefits of $40 million and $36 million as of September 25, 2015 and September 26, 2014, respectively. The Company recognized $1 million of income tax expense for interest and penalties related to unrecognized tax benefits for each of the years ended September 25, 2015, September 26, 2014 and September 27, 2013, respectively.
A rollforward of unrecognized tax benefits as of September 25, 2015, September 26, 2014 and September 27, 2013 is as follows ($ in millions):

	As of
	September 25, 2015	September 26, 2014	September 27, 2013
Balance as of beginning of year	$267	$256	$120
Additions based on tax positions related to the current year	48	46	137
Additions based on tax positions related to prior years	17	7	7
Reductions based on tax positions related to prior years	(19)	(39)	(6)
Reductions related to settlements	—	(1)	—
Reductions related to lapse of the applicable statute of limitations	(2)	(2)	(2)
Currency translation	(9)	—	—
Balance as of end of year	$302	$267	$256

Certain of Tyco's uncertain tax positions relate to tax years that remain subject to audit by the taxing authorities in the U.S. federal, state and local or foreign jurisdictions. Open tax years in significant jurisdictions are as follows:

Jurisdiction	Years Open To Audit
Australia	2004-2014
Canada	2006-2014
Germany	2006-2014
Ireland	2010-2014
Switzerland	2005-2014
United Kingdom	2013-2014
United States	1997-2014

Based on the current status of its income tax audits, the Company believes the unrecognized tax benefits that may be resolved in the next twelve months are not expected to be material.
Tax Sharing Agreement and Other Income Tax Matters
In connection with the 2012 and 2007 Separations, Tyco entered into the 2012 and 2007 Tax Sharing Agreements, respectively, that govern the respective rights, responsibilities, and obligations of (i) Tyco, Pentair and ADT after the 2012 Separation and (ii) Tyco, Medtronic (formerly Covidien plc) and TE Connectivity after the 2007 Separation with respect to taxes. Specifically, this includes taxes in the ordinary course of business and taxes, if any, incurred as a result of any failure of the respective distributions to qualify tax-free for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code ("the Code") or certain internal transactions undertaken in anticipation of the spin-offs to qualify for tax-favored treatment under the Code.
Under the 2012 Tax Sharing Agreement Tyco, Pentair and ADT share (i) certain pre-Distribution income tax liabilities that arise from adjustments made by tax authorities to ADT's, Tyco Flow Control's and Tyco's income tax returns, and (ii) payments required to be made by Tyco with respect to the 2007 Tax Sharing Agreement, excluding approximately $175 million of pre-2012 Separation related tax liabilities (collectively, "Shared Tax Liabilities"). Tyco will be responsible for the first $500 million of Shared Tax Liabilities. Pentair and ADT will share 42% and 58%, respectively, of the next $225 million of Shared Tax Liabilities. Tyco, Pentair and ADT will share 52.5% 20% and 27.5%, respectively, of Shared Tax Liabilities above $725 million. All costs and expenses associated with the management of these Shared Tax Liabilities will generally be shared 20%, 27.5%, and 52.5% by Pentair, ADT and Tyco, respectively. In connection with the execution of the 2012 Tax Sharing Arrangement, Tyco established liabilities representing the fair market value of its obligations which was recorded in Other liabilities within the Consolidated Balance Sheet with an offset to Tyco shareholders' equity.
Under the 2007 Tax Sharing Agreement, Tyco shares responsibility for certain of Tyco's, Medtronic's and TE Connectivity's income tax liabilities, which result in cash payments, based on a sharing formula for periods prior to and including June 29, 2007. More specifically, Tyco, Medtronic and TE Connectivity share 27%, 42% and 31%, respectively, of shared income tax liabilities that arise from adjustments made by tax authorities to Tyco's, Medtronic's and TE Connectivity's U.S. and certain non-U.S. income tax returns. The costs and expenses associated with the management of these shared tax liabilities are generally shared equally among the parties. In connection with the execution of the 2007 Tax Sharing Agreement, Tyco established a net receivable from Medtronic and TE Connectivity representing the amount Tyco expected to receive for pre-2007 Separation uncertain tax positions, including amounts owed to the Internal Revenue Service ("IRS"). Tyco also established liabilities representing the fair market value of its share of Medtronic's and TE Connectivity's estimated obligations, primarily to the IRS, for their pre-2007 Separation taxes covered by the 2007 Tax Sharing Agreement. During the year ended September 25, 2015, Tyco made a net cash payment of $4 million to Medtronic and TE Connectivity related to the resolution of certain pre-separation tax matters for years prior to 2007. During the year ended September 26, 2014, Tyco made a net cash payment of $155 million to Medtronic under the terms of the 2007 Tax Sharing Agreement. The cash exchanged was a reimbursement between the parties for various payments made to the IRS for federal income taxes related to the audit of fiscal years 2005 through 2007. During the year ended September 27, 2013, Tyco made a net cash payment of $16 million to Medtronic and TE Connectivity related to the resolution of certain IRS audit and pre-Separation tax matters.
Tyco assesses the shared tax liabilities and related guaranteed liabilities related to both the 2012 and 2007 Tax Sharing Agreements at each reporting period. Tyco will provide payment to Pentair and ADT under the 2012 Tax Sharing Agreement and to Medtronic and TE Connectivity under the 2007 Tax Sharing Agreement as the shared income tax liabilities are settled. Settlement is expected to occur as the tax, audit and legal processes are completed for the impacted years and cash payments are made. Due to the nature of the unresolved adjustments described in the next paragraph, the maximum amount of future payments under the 2012 and 2007 Tax Sharing Agreements is not known. Such cash payments, when they occur, will reduce the guarantor liability as they represent an equivalent reduction of risk. Tyco also assesses the sufficiency of the 2012 and 2007 Tax Sharing Agreements guarantee liabilities on a quarterly basis and will increase the liability when it is probable that cash payments expected to be made exceed the recorded balance.
Tyco and its subsidiaries' income tax returns are examined periodically by various tax authorities. In connection with these examinations, tax authorities, including the IRS, have raised issues and proposed tax adjustments, in particular with respect to years preceding the 2007 Separation. The issues and proposed adjustments related to such years are generally subject to the sharing provisions of the 2007 Tax Sharing Agreement and Tyco's liabilities under the 2007 Tax Sharing Agreement are further subject to the sharing provisions in the 2012 Tax Sharing Agreement. Tyco has previously disclosed that in connection with U.S. federal tax audits, the IRS has raised a number of issues and proposed tax adjustments for periods beginning with the 1997 tax year. Although Tyco has been able to resolve substantially all of the issues and adjustments proposed by the IRS for tax years through 2007, it has not been able to resolve matters related to the treatment of certain intercompany debt transactions during the period. As a result, on June 20, 2013, Tyco received Notices of Deficiency from the IRS asserting that several of Tyco's former U.S. subsidiaries owe additional taxes of $883.3 million plus penalties of $154 million based on audits of the 1997 through 2000 tax years of Tyco and its subsidiaries as they existed at that time. In addition, Tyco received Final Partnership Administrative Adjustments for certain U.S. partnerships owned by former U.S. subsidiaries with respect to which an additional tax deficiency of approximately $30 million was asserted. These amounts exclude interest and do not reflect the impact on subsequent periods if the IRS position described below is ultimately proved correct.
The IRS asserted in the Notices of Deficiency that substantially all of Tyco's intercompany debt originated during the 1997 - 2000 period should not be treated as debt for U.S. federal income tax purposes, and has disallowed interest and related deductions recognized on U.S. income tax returns totaling approximately $2.9 billion. Tyco strongly disagrees with the IRS position and has filed petitions with the U.S. Tax Court contesting the IRS proposed adjustments. A trial date has been set for October 2016. Tyco believes that it has meritorious defenses for its tax filings, that the IRS positions with regard to these matters are inconsistent with the applicable tax laws and existing Treasury regulations, and that the previously reported taxes for the years in question are appropriate.
No payments with respect to these matters would be required until the dispute is definitively resolved, which, based on the experience of other companies, could take several years. Tyco believes that its income tax reserves and the liabilities recorded within the Consolidated Balance Sheet for the tax sharing agreements continue to be appropriate. However, the ultimate resolution of these matters, and the impact of that resolution, are uncertain and could have a material impact on Tyco's financial condition, results of operations and cash flows. In particular, if the IRS is successful in asserting its claim, it would have an adverse impact on interest deductions related to the same intercompany debt in subsequent time periods, totaling approximately $6.6 billion, which is expected to be disallowed by the IRS.
As noted above, Tyco has assessed its obligations under the 2007 Tax Sharing Agreement to determine that its recorded liability is sufficient to cover the indemnifications made by it under such agreement. In the absence of observable transactions for identical or similar guarantees, Tyco determined the fair value of these guarantees and indemnifications utilizing expected present value measurement techniques. Significant assumptions utilized to determine fair value included determining a range of potential outcomes, assigning a probability weighting to each potential outcome and estimating the anticipated timing of resolution. The probability weighted outcomes were discounted using Tyco's incremental borrowing rate. However, the ultimate resolution of these matters is uncertain and could result in a material adverse impact to the Company's financial position, results of operations, cash flows, or the effective tax rate in future reporting periods.
In addition to dealing with tax liabilities for periods prior to the respective Separations, the 2012 and 2007 Tax Sharing Agreements contain sharing provisions to address the contingencies that the 2012 or 2007 Separations, or internal transactions related thereto, may be deemed taxable by U.S. or non U.S. taxing authorities. In the event the 2012 Separation is determined to be taxable and such determination was the result of actions taken after the 2012 Separations by Tyco, ADT or Pentair, the party responsible for such failure would be responsible for all taxes imposed on each company as a result thereof. If such determination is not the result of actions taken by Tyco, ADT or Pentair after the 2012 Separation, then Tyco, ADT and Pentair would be responsible for any taxes imposed on any of the companies as a result of such determination in the same manner and in the same proportions as described above. Similar provisions exist in the 2007 Tax Sharing Agreement. If either of the 2007 or 2012 Separation, or internal transactions taken in anticipation thereof, were deemed taxable, the associated liability could be significant. Tyco is responsible for all of its own taxes that are not shared pursuant to the 2012 and 2007 Tax Sharing Agreements' sharing formulas. In addition, Pentair and ADT, and Medtronic and TE Connectivity are responsible for their tax liabilities that are not subject to the 2012 or 2007 Tax Sharing Agreements' sharing formula.
Each of the 2012 and 2007 Tax Sharing Agreements provides that, if any party to such agreement were to default in its obligation to another party to pay its share of the distribution taxes that arise as a result of no party's fault, each non-defaulting party to the agreement would be required to pay, equally with any other non-defaulting party to the agreement, the amounts in default. In addition, if another party to the 2012 or 2007 Tax Sharing Agreements that is responsible for all or a portion of an income tax liability were to default in its payment of such liability to a taxing authority, Tyco could be liable under applicable tax law for such liabilities and required to make additional tax payments. Accordingly, under certain circumstances, Tyco may be obligated to pay amounts in excess of its agreed-upon share of its tax liabilities under either of the 2012 or 2007 Tax Sharing Agreements.
The receivables and liabilities related to the 2012 and 2007 Tax Sharing Agreements as of September 25, 2015 and September 26, 2014 are as follows ($ in millions):

	2012 Tax Sharing Agreement		2007 Tax Sharing Agreement
	As of		As of
	September 25, 2015	September 26, 2014	September 25, 2015	September 26, 2014
Net receivable:
Prepaid expenses and other current assets	$—	$—	$—	$3
Other assets	—	—	19	23
	—	—	19	26
Tax sharing agreement related liabilities
Accrued and other current liabilities	—	—	(15)	(21)
Other liabilities	(46)	(46)	(194)	(194)
	(46)	(46)	(209)	(215)
Net liability	$(46)	$(46)	$(190)	$(189)

The Company recorded (expense) income in conjunction with the 2012 and 2007 Tax Sharing Agreements for the years ended September 25, 2015, September 26, 2014 and September 27, 2013 as follows ($ in millions):

	For the Years Ended
	September 25, 2015	September 26, 2014	September 27, 2013
(Expense)/income
2007 Tax Sharing Agreement	$(5)	$(21)	$—
2012 Tax Sharing Agreement	(2)	15	(32)

As a result of the 2012 Separation, equity awards of certain employees were converted into the three companies. Pursuant to the terms of the 2012 Separation and Distribution Agreement, each of the three companies is responsible for issuing its own shares upon employee exercise of a stock option award or vesting of a restricted unit award. However, the 2012 Tax Sharing Agreement provides that any allowable compensation tax deduction for such awards is to be claimed by the employee's current employer. The 2012 Tax Sharing Agreement requires the employer claiming a tax deduction for shares issued by the other companies to pay a percentage of the allowable tax deduction to the company issuing the equity.
During 2015, Tyco incurred a charge of $4 million, to make payments to ADT and Pentair based on estimated allowable deductions for ADT and Pentair shares issued to Company employees, offset by income of $2 million to be received from ADT and Pentair for Company shares issued to their employees, resulting in a net impact of approximately $2 million which was recorded in Other expense, net within the Consolidated Statement of Operations. Additionally, a charge of $5 million was recorded in Other expense, net within the Consolidated Statement of Operations primarily related to the finalization of various audits under the 2007 Tax Sharing Agreement.
During 2014, Tyco incurred a charge of $6 million, to make payments to ADT and Pentair based on estimated allowable deductions for ADT and Pentair shares issued to Company employees, offset by income of $1 million to be received from ADT and Pentair for Company shares issued to their employees, resulting in a net impact of approximately $5 million which was recorded in Other expense, net within the Consolidated Statement of Operations. Offsetting this charge was approximately $20 million recorded in Other expense, net within the Consolidated Statement of Operations related to the finalization of audits of fiscal years 2005 through 2007 under the 2012 Tax Sharing Agreement. Additionally, a charge of $21 million was recorded in Other expense, net within the Consolidated Statement of Operations primarily related to the finalization of various audits under the 2007 Tax Sharing Agreement.
During 2013, Tyco incurred a charge of $38 million, to make payments to ADT and Pentair based on estimated allowable deductions for ADT and Pentair shares issued to Company employees, offset by income of $6 million to be received from ADT and Pentair for Company shares issued to their employees, resulting in a net impact of approximately $32 million which was recorded in Other expense, net within the Consolidated Statement of Operations.
Other Income Tax Matters
Except for earnings that are currently distributed, no additional material provision has been made for U.S. or non-U.S. income taxes on the undistributed earnings of subsidiaries or for deferred tax liabilities for temporary differences related to investments in subsidiaries, since the earnings are expected to be permanently reinvested, the investments are essentially permanent in duration, or Tyco has concluded that no additional tax liability will arise as a result of the distribution of such earnings. A liability could arise if amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. It is not practicable to estimate the additional income taxes related to permanently reinvested earnings or the basis differences related to investments in subsidiaries.